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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 1999 incorporated by reference in Mississippi Chemical Corporation's Annual Report on Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.


                                       /s/ ARTHUR ANDERSEN
                                       -----------------------------------------
                                       Arthur Andersen


Jackson, Mississippi
May 12, 2000